Rule 497(e)

File Nos. 002-75503

811-03364

GREAT-WEST FUNDS, INC.

(“Great-West Funds”)

Supplement dated December 12, 2012 to the Statement of Additional Information,

dated October 30, 2012

On December 6, 2012, the Board of Directors of Great-West Funds approved revisions to the first operating policy of Great-West Funds. Effective immediately, the first operating policy of Great-West Funds on page 3 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

“Under these policies, the Funds will not:

1. Enter into commodity futures or commodity options contracts, or swaps, if, with respect to positions in commodity futures or commodity option contracts, or swaps, which do not represent bona fide hedging, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into;”

This Supplement must be accompanied by, or read in conjunction with, the current Statement of

Additional Information, dated October 30, 2012.

Please keep this Supplement for future reference.